Exhibit 99.1
Trulieve Reports Second Quarter 2026 Results

•Second quarter revenue of $271 million, with 60% gross margin
•Cash flow from operations of $109 million and free cash flow of $74 million* in first half of 2026
•First U.S. Cannabis Company listed on New York Stock Exchange under ticker "TRLV"

Tallahassee, FL – August 7, 2026 – Trulieve Cannabis Corp. (NYSE: TRLV) (“Trulieve” or “the Company”), a leading and top-performing medical cannabis company in the U.S., today announced its results for the quarter ended June 30, 2026. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles (GAAP), unless otherwise indicated. Numbers may not sum perfectly due to rounding. Second quarter 2026 results include both Trulieve and Harvest operations until the deconsolidation of Harvest on June 3, 2026, and Trulieve medical only operations for the remainder of June.
Q2 2026 Financial and Operational Highlights*
•Revenue of $271 million, with 94% of revenue from retail sales.
•Achieved gross margin of 60%, with GAAP gross profit of $162 million.
•Reported net loss attributable to common shareholders of $406 million or $2.10 per share, includes $407 million impact from the Harvest deconsolidation and equity investment. Adjusted net income of $20 million* or $0.11 per share, excludes non-recurring charges, asset impairments, disposals, unconsolidated entity, deconsolidation transaction, and discontinued operations.
•Achieved adjusted EBITDA of $98 million*, or 36% of revenue.
•Generated cash flow from operations of $53 million and free cash flow of $32 million*.
•Cash at quarter end was $325 million.
•Filed applications to register state licensed medical marijuana operations with the Drug Enforcement Agency following federal rescheduling of medical marijuana to Schedule III.
•Completed deconsolidation of Harvest mixed medical and adult use state operations.
•Listed on the New York Stock Exchange under ticker TRLV.
•Announced share repurchase program up to the lesser of $50 million or 8,495,038 subordinate voting shares.
•Began shipment of medical cannabis products to licensed independent pharmacies in Georgia.
•Opened four dispensaries in Belleview, Boca Raton, Lutz, and Tallahassee, Florida.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for Non-GAAP metrics.
Recent Developments
•Obtained shareholder and Board approval for the concurrent domestication of the Company to Delaware and continuance out of British Columbia.
•Commemorated Georgia medical cannabis program expansion on July 1 with new product launches and onsite activations across our dispensary network.
•Named to TIME's America's Best Companies 2026 List.
•Opened one dispensary in Marco Island, Florida.

•Currently operate 207 retail dispensaries and 3.5 million square feet of cultivation and processing capacity in the United States.

Management Commentary

“We made history this quarter as the first U.S. cannabis company to list on the New York Stock Exchange following rescheduling of medical marijuana,” said Kim Rivers, Trulieve CEO. “With broader cannabis rescheduling and state program expansion in markets like Georgia and Texas on the horizon, Trulieve is well positioned to leverage its scale, financial strength, and branded products to drive future growth.”
Financial Highlights*

Results of Operations	For the Three Months Ended					For the Six Months Ended
(Figures in millions except per share data)	June 30, 2026†	June 30, 2025	% Better / (Worse)	March 31, 2026	% Better / (Worse)	June 30, 2026†	June 30, 2025	% Better / (Worse)
Revenue	$271	$302	(10%)	$287	(6%)	$558	$600	(7%)
Gross profit	$162	$183	(11%)	$170	(5%)	$332	$366	(9%)
Gross margin %	60%	61%		59%		60%	61%
Operating expenses	$533	$130	NMF	$134	NMF	$667	$280	(138%)
Operating expenses %	197%	43%		47%		120%	47%
Net (loss) income**	$(406)	$(14)	NMF	$2	NMF	$(404)	$(47)	NMF
Net (loss) income continuing operations	$(405)	$(16)	NMF	$3	NMF	$(402)	$(48)	NMF
Adjusted net income (loss)	$20	$(8)	NMF	$20	1%	$41	$(11)	NMF
Diluted shares outstanding	193	191		198		193	191
Diluted EPS continuing operations	$(2.10)	$(0.07)	NMF	$0.02	NMF	$(2.09)	$(0.23)	NMF
Adjusted Diluted EPS	$0.11	$(0.04)	NMF	$0.10	4%	$0.21	$(0.06)	NMF
Adjusted EBITDA	$98	$111	(11%)	$100	(2%)	$198	$220	(10%)
Adjusted EBITDA Margin %	36%	37%		35%		36%	37%

NMF - No Meaningful Figure
†Q2:26 reported results reflect the deconsolidation of Harvest on June 3, 2026.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for Non-GAAP metrics.
**Net (loss) income attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on August 7, 2026, at 8:30 A.M. Eastern time, to discuss its second quarter 2026 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 9497090

International: 1-412-542-4136	Passcode: 9497090
A live audio webcast of the conference call will be available at:
Trulieve Second Quarter 2026 Results Call
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended June 30, 2026 will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management's Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	June 30, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$325.4	$255.5
Accounts receivable, net	3.9	10.5
Inventories	186.9	242.3
Income tax receivable	0.2	8.5
Notes receivable - current portion, net	0.1	1.2
Prepaid expenses	20.7	18.3
Other current assets	4.7	25.5
Management services agreement receivable, related party	22.9	—
Assets associated with discontinued operations	—	0.9
Total current assets	564.8	562.7
Property and equipment, net	584.0	670.4
Right of use assets - operating, net	86.1	108.3
Right of use assets - finance, net	54.8	60.0
Intangible assets, net	300.4	798.4
Goodwill	325.6	483.9
Notes receivable, net	0.5	0.5
Investment in Harvest	152.5	—
Other assets	8.7	10.0
Long-term assets associated with discontinued operations	—	1.9
TOTAL ASSETS	$2,077.4	$2,696.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$61.5	$82.7
Deferred revenue	7.0	9.6
Notes payable - current portion	4.2	4.1
Operating lease liabilities - current portion	11.3	13.0
Finance lease liabilities - current portion	10.1	10.7
Construction finance liabilities - current portion	0.6	2.4
Contingencies	0.3	0.8
Liabilities associated with discontinued operations	—	3.7
Total current liabilities	95.1	126.9
Long-Term Liabilities:
Notes payable, net	89.4	90.8
Private placement notes, net	195.8	136.7
Operating lease liabilities	85.8	107.9
Finance lease liabilities	59.8	64.1
Construction finance liabilities	120.2	133.8
Deferred tax liabilities	57.2	178.0
Uncertain tax position liabilities	598.2	668.4
Other long-term liabilities	10.0	11.4
Long-term liabilities associated with discontinued operations	—	34.9
TOTAL LIABILITIES	$1,311.5	$1,553.1
EQUITY
Common shares, no par value; unlimited shares authorized. 192,382,935, and 192,307,145 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively.	$—	$—
Additional paid-in-capital	2,083.2	2,073.4
Accumulated deficit	(1,315.7)	(912.1)
Non-controlling interest	(1.6)	(18.2)
TOTAL EQUITY	765.9	1,143.0
TOTAL LIABILITIES AND EQUITY	$2,077.4	$2,696.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$271.0	$302.1	$557.7	$599.8
Cost of goods sold	108.7	119.2	225.3	233.7
Gross profit	162.3	182.9	332.4	366.1
Expenses:
Selling, general, and administrative	101.8	101.1	206.7	219.9
Depreciation and amortization	25.7	29.4	55.5	58.8
Loss (gain) on disposal or impairment of assets	2.0	(0.3)	1.7	1.5
Loss on deconsolidation transaction	403.3	—	403.3	—
Total expenses	532.8	130.3	667.2	280.2
(Loss) income from operations	(370.5)	52.6	(334.8)	86.0
Other income (expense):
Interest expense, net	(12.8)	(16.4)	(26.1)	(32.7)
Interest income	3.1	3.6	5.7	6.7
Equity in net loss of Harvest	(3.3)	—	(3.3)	—
Other income (expense), net	0.1	(1.0)	0.2	(0.7)
Total other expense, net	(12.9)	(13.7)	(23.4)	(26.7)
(Loss) income before provision for income taxes	(383.4)	38.9	(358.2)	59.2
Provision for income taxes	22.0	54.7	43.8	107.2
Net loss from continuing operations	(405.4)	(15.8)	(402.0)	(48.0)
Net loss from discontinued operations, net of tax benefit (provision) of $237, $(441), $597, and $(441) respectively, attributable to common shareholders	(0.7)	(0.3)	(1.8)	(1.9)
Net loss	(406.1)	(16.1)	(403.8)	(49.9)
Less: net loss attributable to non-controlling interest from continuing operations	(0.1)	(2.3)	(0.2)	(3.2)
Net loss attributable to common shareholders	$(406.0)	$(13.8)	$(403.6)	$(46.7)

Earnings Per Share
Net loss per share - Continuing operations:
Basic and diluted	$(2.10)	$(0.07)	$(2.09)	$(0.23)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.00)	$(0.00)	$(0.01)	$(0.01)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	192.7	191.2	192.6	191.2

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net loss	$(406.1)	$(16.1)	$(403.8)	$(49.9)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	25.7	29.4	55.5	58.8
Depreciation included in cost of goods sold	13.4	13.7	27.4	27.6
Loss on deconsolidation transaction	403.3	—	403.3	—
Equity in net loss of Harvest	3.3	—	3.3	—
Impairment and disposal of long-lived assets, net of recoveries	2.0	(2.0)	1.7	(0.2)
Gain from disposal of discontinued operations	—	—	—	—
Share-based compensation	6.9	6.8	11.1	10.7
Deferred income taxes	(10.8)	(5.3)	(19.1)	(9.9)
Other non-cash changes	3.5	7.3	6.7	12.3
Changes in operating assets and liabilities:
Inventories	6.0	(2.2)	6.0	(10.1)
Accounts receivable	1.1	(0.8)	(2.7)	(3.4)
Other assets	(28.4)	7.0	(30.7)	(1.0)
Accounts payable and accrued liabilities	5.4	(11.6)	(3.4)	(11.8)
Income tax receivable / payable	(0.6)	1.3	1.1	2.7
Uncertain tax position liabilities	32.9	58.7	61.0	114.4
Other liabilities	(4.6)	(6.0)	(8.5)	(8.7)
Proceeds received from insurance for operating expenses	—	5.7	—	5.7
Net cash provided by operating activities	53.1	86.1	108.8	137.2
Cash flows from investing activities
Capital expenditures	(21.0)	(16.0)	(34.5)	(36.8)
Maturities of short-term investments	—	—	—	60.0
Cash disposed in deconsolidation transaction	(58.4)	—	(58.4)	—
Other proceeds	4.5	7.4	4.8	11.4
Other purchases and payments	—	—	—	(0.2)
Net cash (used in) provided by investing activities	(74.9)	(8.6)	(88.0)	34.4
Cash flows from financing activities
Proceeds from long-term borrowings	—	—	60.7	—
Payments on long-term borrowings	(1.7)	(3.6)	(3.7)	(5.5)
Payments for debt issuance costs	—	—	(1.3)	—
Other payments and distributions	(2.8)	(2.2)	(5.4)	(4.6)
Payments for taxes related to net share settlement of equity awards	(1.3)	(0.1)	(1.3)	(0.3)
Net cash provided by (used in) financing activities	(5.7)	(5.8)	49.1	(10.3)
Net increase in cash and cash equivalents, and restricted cash	(27.5)	71.6	69.9	161.3
Cash, cash equivalents, and restricted cash, beginning of period	352.9	329.4	255.5	239.7
Cash, cash equivalents, and restricted cash, end of period	$325.4	$401.0	$325.4	$401.0

The condensed consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow.
The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures.
Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net (loss) income attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Six Months Ended
	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Net (loss) income attributable to common shareholders	$(406.0)	$(13.8)	$2.4	$(403.6)	$(46.7)
Add (deduct) impact of:
Interest expense, net	$12.8	$16.4	$13.3	$26.1	$32.7
Interest income	$(3.1)	$(3.6)	$(2.7)	$(5.7)	$(6.7)
Provision for income taxes	$22.0	$54.7	$21.9	$43.8	$107.2
Depreciation and amortization	$25.7	$29.4	$29.7	$55.5	$58.8
Depreciation included in cost of goods sold	$13.4	$13.7	$14.0	$27.4	$27.6
EBITDA (Non-GAAP)	$(335.2)	$96.8	$78.6	$(256.5)	$172.8
EBITDA Margin (Non-GAAP)	NMF	32%	27%	NMF	29%

Loss (gain) on disposal or impairment of assets	$2.0	$(0.3)	$(0.3)	$1.7	$1.5
Campaign and political contributions	$4.7	$4.4	$9.5	$14.3	$27.4
Acquisition, transaction, and other non-recurring costs	$12.3	$1.6	$7.4	$19.8	$4.7
Share-based compensation	$6.9	$6.8	$4.1	$11.1	$10.7
Other (income) expense, net	$(0.1)	$1.0	$(0.1)	$(0.2)	$0.7
Equity in net loss of Harvest	$3.3	$—	$—	$3.3	$—
Loss on deconsolidation transaction	$403.3	$—	$—	$403.3	$—
Discontinued operations, net of tax, attributable to common shareholders	$0.7	$0.3	$1.1	$1.8	$1.9
Adjusted EBITDA (Non-GAAP)	$98.0	$110.6	$100.4	$198.4	$219.8
Adjusted EBITDA Margin (Non-GAAP)	36%	37%	35%	36%	37%
NMF - No Meaningful Figure
Reconciliation of Non-GAAP Adjusted Net Income (Loss) (Unaudited)
The following table presents a reconciliation of GAAP net (loss) income attributable to common shareholders to non-GAAP adjusted net income (loss), for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Net (loss) income attributable to common shareholders	$(406.0)	$(13.8)	$2.4	$(403.6)	$(46.7)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.7	$0.3	$1.1	$1.8	$1.9
Net (loss) income from continuing operations available to common shareholders	$(405.3)	$(13.5)	$3.5	$(401.8)	$(44.7)
Add (deduct) impact of:
Loss (gain) on disposal or impairment of assets	$2.0	$(0.3)	$(0.3)	$1.7	$1.5
Campaign and political contributions	$4.7	$4.4	$9.5	$14.3	$27.4
Acquisition, transaction, and other non-recurring costs	$12.3	$1.6	$7.4	$19.8	$4.7
Equity in net loss of Harvest	$3.3	$—	$—	$3.3	$—
Loss on deconsolidation transaction	$403.3	$—	$—	$403.3	$—
Adjusted net income (loss) (Non-GAAP)	$20.4	$(7.7)	$20.2	$40.6	$(11.1)

Reconciliation of Non-GAAP Adjusted Net Income (Loss) Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net (loss) income attributable to common shareholders per share to non-GAAP adjusted net income (loss) per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed are per share except for shares which are in millions)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Net (loss) income attributable to common shareholders	$(2.11)	$(0.07)	$0.01	$(2.10)	$(0.24)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.00	$0.00	$0.01	$0.01	$0.01
Net (loss) income from continuing operations available to common shareholders	$(2.10)	$(0.07)	$0.02	$(2.09)	$(0.23)
Add (deduct) impact of:
Loss (gain) on disposal or impairment of assets	$0.01	$(0.00)	$(0.00)	$0.01	$0.01
Campaign and political contributions	$0.02	$0.02	$0.05	$0.07	$0.14
Acquisition, transaction, and other non-recurring costs	$0.06	$0.01	$0.04	$0.10	$0.02
Equity in net loss of Harvest	$0.02	$—	$—	$0.02	$—
Loss on deconsolidation transaction	$2.09	$—	$—	$2.09	$—
Adjusted net income (loss) (Non-GAAP)	$0.11	$(0.04)	$0.10	$0.21	$(0.06)
Diluted shares outstanding	192.7	191.2	197.8	192.6	191.2

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2026	June 30, 2025	March 31, 2026	June 30, 2026	June 30, 2025
Cash flow from operating activities	$53.1	$86.1	$55.7	$108.8	$137.2
Capital expenditures	$(21.0)	$(16.0)	$(13.5)	$(34.5)	$(36.8)
Free cash flow (Non-GAAP)	$32.1	$70.1	$42.2	$74.4	$100.4

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding broader cannabis rescheduling and state program expansion. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve
Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with established medical marijuana operations in Florida, Georgia, Pennsylvania, and West Virginia. Driven by a core mission to expand access to cannabis, Trulieve serves customers with innovative, high-quality branded products and exceptional experiences. With scaled operations in attractive markets and targeted expansion through its hub strategy, Trulieve is poised for accelerated growth. Trulieve is listed on the NYSE under the symbol TRLV. For more information, please visit Trulieve.com.

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Investor and Media Contact
Christine Hersey, Chief Corporate Affairs & Strategy Officer
+1 (424) 202-0210
Christine.Hersey@Trulieve.com